UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2015

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1 IMATION WAY OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Reference is made to the Registrant's press release discussing the Company's financial results for the quarter ended December 31, 2014, dated February 10, 2015, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

Reference is made to the Registrant's press release discussing the Company's Strategic Transformation Update, dated February 10, 2015, which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits
99.1   Press Release dated February 10, 2015, announcing the Company's financial results for the quarter ended December 31, 2014.

99.2   Press Release dated February 10, 2015, announcing the Company's Strategic Transformation Update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp.
(REGISTRANT)

Date:	February 10, 2015	By:	/s/ Scott J. Robinson
Scott J. Robinson
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release dated February 10, 2015, announcing the Company's financial results for the quarter ended December 31, 2014.

99.2	Press Release dated February 10, 2015, announcing the Company's Strategic Transformation Update.